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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos.33-37791 and 33-81780) of Cambrex Corporation of our report dated June 24, 2005 relating to the financial statements of the Cambrex Corporation Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Florham Park, NJ
June 16, 2006